UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 3, 2004

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

801 West Madison Street, Chicago, Illinois	60607

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (847) 653-1991

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry Into a Material Definitive Agreement

          On November 3, 2004, MB Financial, Inc. (the "Company") entered into tax gross up agreements with the following officers: Mitchell Feiger, President and Chief Executive Officer of the Company; Burton J. Field, Vice President of the Company and President and Chief Executive Officer of MB Financial Bank, N.A. (the "Bank"), the Company's lead bank subsidiary; Ronald D. Santo, Vice President of the Company and Chairman and Group President of the Bank; Thomas D. Panos, Executive Vice President and Chief Lending Officer of the Bank; Jill E. York, Vice President and Chief Financial Officer of the Company and Executive Vice President and Chief Financial Officer of the Bank; Thomas P. FitzGibbon, Jr., Executive Vice President and Chief Retail Banking Officer of the Bank; and Jeffrey L. Husserl, Executive Vice President and Chief Human Resources of the Bank.

          Each tax gross up agreement provides that if the officer becomes entitled to receive payments or benefits in connection with a change in control of the Company, whether under his or her existing employment or change in control severance agreement, as applicable, or otherwise, then to the extent such payments or benefits constitute "excess parachute payments" under Section 280G of the Internal Revenue Code, the officer generally will be paid an additional amount that will offset on an after tax basis, the effect of any excise tax consequently imposed upon him or her under Section 4999 of the Internal Revenue Code. No gross up payment will be provided if the officer's employment is terminated for cause or is voluntarily terminated by the officer within one year before or after a change in control for any reason, other than: (i) death or disability, (ii) retirement after age 65, (iii) a requirement that the officer, without his or her consent, work at a location that is not within a 35 mile radius of downtown Chicago, Illinois, other than reasonable travel requirements, (iv) a reduction in the officer's base annual salary without his or her consent, unless the reduction is applied on a uniform and equitable basis to all members of senior management, or (v) a material reduction in the officer's contractual incentive or bonus compensation or benefits, if any, without his or her consent.

          The tax gross up agreements were entered into in the normal course of business without expectation or anticipation of a change in control transaction.

          Copies of the tax gross up agreements entered into with each of the above-named officers are attached as exhibits to this report.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits
10.1 Tax Gross Up Agreement with Mitchell Feiger
10.2  Tax Gross Up Agreement with Burton J. Field
10.3  Tax Gross Up Agreement with Ronald D. Santo
10.4  Tax Gross Up Agreement with Thomas D. Panos
10.5  Tax Gross Up Agreement with Jill E. York
10.6  Tax Gross Up Agreement with Thomas P. FitzGibbon, Jr.
10.7 Tax Gross Up Agreement with Jeffrey L. Husserl

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MB FINANCIAL, INC.
Date: November 5, 2004	By:	/s/ Jill E. York Jill E. York Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Tax Gross Up Agreement with Mitchell Feiger
10.2	Tax Gross Up Agreement with Burton J. Field
10.3	Tax Gross Up Agreement with Ronald D. Santo
10.4	Tax Gross Up Agreement with Thomas D. Panos
10.5	Tax Gross Up Agreement with Jill E. York
10.6	Tax Gross Up Agreement with Thomas P. FitzGibbon, Jr.
10.7	Tax Gross Up Agreement with Jeffrey L. Husserl